Exhibit 99.2

Greater Bay Bancorp slide presentation
for February 28, 2002 Sandler O’Neill & Partners conference

# Greater Bay Bancorp

Sandler O'Neill & Partners, L.P.
West Coast Financial Services Conference
February 26-28, 2002

# Greater Bay Bancorp

*Certain matters discussed in this presentation constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements relate to current expectations of Greater Bay Bancorp (the "Company") regarding future operating results, growth in loans, deposits and assets, net loan charge-offs, level of loan loss reserves, loan quality, continued success of its Super Community Banking strategy and the strength of the local economy. These forward looking statements are subject to certain risks and uncertainties that could cause the actual results, performance or achievements to differ materially from those expressed, suggested or implied by the forward looking statements. These risks and uncertainties include, but are not limited to: (1) the impact of changes in interest rates, a decline in economic conditions at the international, national and local levels and increased competition among financial service providers on the Company's results of operations, the Company's ability to continue its internal growth at historical rates, the Company's ability to maintain its net interest spread, and the quality of the Company's earning assets; (2) government regulations;(3) the ability to successfully integrate pending mergers and acquisitions; (4) the risks relating to the Company's warrant positions; and (5) the other risks set forth in the Company's reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2001.*

# Index

- Corporate Overview
- Franchise Overview
- Key Areas of Focus
- Corporate Strategy
- Experienced Team
- Acquisition of ABD Insurance and Financial Services
- Current Economic Outlook – After the Bubble
- Credit Quality
- Financial Highlights
- High-Performing Bank Comparisons and Performance Goals

# Corporate Overview

# Corporate Overview
## Company Snapshot

| | |
|---|---|
| Company Name: | Greater Bay Bancorp |
| Core Banks: | Cupertino National Bank, Mid-Peninsula Bank, Peninsula Bank of Commerce<br>Golden Gate Bank, Bay Area Bank, Bay Bank of Commerce, Mt. Diablo National Bank, Coast Commercial Bank, Bank of Santa Clara, Bank of Petaluma, San Jose National Bank |
| Principal Banking Market: | CA |
| Founded: | Greater Bay became a multi-bank holding company as the result of the November 1996 merger of Cupertino National Bancorp and Mid-Peninsula Bancorp. Mid-Peninsula Bancorp was incorporated in 1984 under the name San Mateo County Bancorp as the bank holding company of WestCal National Bank. In 1994, WestCal National Bank was merged with Mid-Peninsula Bank, which commenced operations in October 1987. Concurrently, San Mateo County Bancorp changed its name to Mid-Peninsula Bancorp. The name was then changed to Greater Bay Bancorp as a result of the 1996 merger. On consummation of the November 1996 merger between Cupertino National Bancorp and Mid-Peninsula Bancorp, the Company changed its name to Greater Bay Bancorp and Cupertino National Bank became a wholly-owned subsidiary. Cupertino National Bank commenced operations in May 1985. |
| Headquarters: | Palo Alto, California |
| Rank: | 14th largest bank in California based on total deposits[1] |
| President & CEO: | David L. Kalkbrenner |
| Ownership: | Public; Listed on the Nasdaq under the ticker "GBBK" |
| Market Value: | $1.4 billion [2] |
| Employees (FTE): | 1,160 |
| Number of Branches: | 45 |
| Number of ATMs: | 87 |
| Assets: | $7.9 billion |
| Loans: | $4.5 billion |
| Deposits: | $5.0 billion |
| Common Equity: | $463.7 million |
| 2001 Net Earnings: | $97.1[3] million |

(1) Source: SNL DataSource
(2) As of January 28, 2002.
(3) Net income excluding nonrecurring warrant income and merger related expenses.

# Franchise Overview

# Franchise Overview

## Greater Bay Today

*Resources of a Mid-Cap Banking Company with the Client Service of a Community Bank*

- Largest independent community bank holding company headquartered in Northern California with assets of $7.9 billion, loans of $4.5 billion, and deposits of $5.0 billion
  - Business Banking focus (small & mid-sized businesses)
  - Personal Banking presence among high net worth individuals, owners/managers of business banking clients and custom banking for individuals
  - Trust and investment services
- Unique characteristics of Greater Bay
  - "Regional Community Banking" – maintain strong community involvement in order to fully understand client's business and personal needs
  - Opportunistic and strategic acquirer of financial services companies
- Eleven community banks with 45 offices in 8 counties located in the San Francisco Bay Area
- Diversified Financial Services provider offering a full range of products and services

# Greater Bay Bancorp Markets - Regional Community Banking

**South Bay Region**
- Bank of Santa Clara
- Cupertino National Bank
- Greater Bay Bank–San Jose
- Greater Bay Bank–Santa Clara
- Greater Bay Bank–SBA Lending
- Venture Banking Group
- San Jose National Bank

**San Francisco/Peninsula Region**
- Bay Area Bank
- Golden Gate Bank
- Mid-Peninsula Bank
- Peninsula Bank of Commerce

**East Bay Region**
- Bay Bank of Commerce
- Greater Bay Bank–Fremont
- Greater Bay Bank–Walnut Creek
- Mt. Diablo National Bank


GREATER BAY
BANCORP
11 Banks – 45 Offices

**Coastal Region**
- Coast Commercial Bank
- Greater Bay Bank – Carmel

**North Bay Region**
- Bank of Petaluma
- Greater Bay Bank – Marin

**Other Businesses/Divisions**
- Greater Bay Bancorp – International Banking
- Greater Bay Corp. Finance
- Greater Bay Trust Company
- Greater Bay Private Capital Banking
- Pacific Business Funding
- The Matsco Companies
- Administrative Offices
- ABD Insurance and Financial Services (pending)

# Keys Areas of Focus

# Key Areas of Focus

- Credit Quality
- Core Deposit Growth
- Net Interest Margin
- Top Line Revenue Growth
- Efficiency
- Relationship Management

# Corporate Strategy

# Regional Community Banking and Diversified Financial Services Provider

**11 Banks**
**Assets of $7 Billion**
- Local Management and Board
- Local Client Decision Making
- Commitment to Client Service
- Strong Community Involvement

**Specialty Finance**
**Assets of $739 Million**
- International/Trade Finance
- Leasing
- Factoring
- Asset Based Lending
- SBA Lending


Greater Bay
Financial
Group

**Business & Technology Support Services**
- Investment in Technology
- Back Office Efficiency
- Broad Line of Services

**Trust Company**
**$630 Million Assets Under Mgmt**
- Wealth Management
- Private Banking

**ABD Insurance and Financial Services***
**Premiums > $1 billion**
**Revenue of $100 million**

* Pending

# Corporate Strategy

- Quality Internal Growth
  - $4.3 billion in internal asset growth since 1996 through
    - Core bank growth
    - New business line initiatives
    - New regional offices
- Relationship banking to expand market share
- Selective acquisitions of quality community banks to expand and enhance footprint
- Selective acquisitions of complementary businesses to improve product offerings to clients and to improve net income to Greater Bay Bancorp

# Corporate Strategy

## Acquisitions

- Greater Bay has utilized selective acquisitions as a component of its growth strategy to strengthen and expand its competitive position
- Target well-managed, high performing banks in key markets
- Disciplined transaction execution based on conservative assumptions
- Superior integration track record
  - Retain individual bank identities and key staff
  - Achieved 2% average accretion in first full year of operation
  - Efficiencies gained through absorption of non-client contact functions

| Acquisition | Assets Acquired ($ in millions) | Year | Year Incorporated |
|---|---|---|---|
| Peninsula Bank of Commerce | $200 | 1997 | 1981 |
| Golden Gate Bank | $150 | 1998 | 1975 |
| Pacific Business Funding | $15 | 1998 | |
| Bay Area Bank | $200 | 1999 | 1979 |
| Bay Bank of Commerce | $200 | 1999 | 1980 |
| Mt. Diablo National Bank | $250 | 2000 | 1992 |
| Coast Commercial Bank | $400 | 2000 | 1981 |
| Bank of Santa Clara | $400 | 2000 | 1973 |
| Bank of Petaluma | $200 | 2000 | 1987 |
| The Matsco Companies | $283 | 2000 | |
| CAPCO Financial Company | $15 | 2001 | |
| San Jose National Bank | $680 | 2001 | 1981 |
| ABD Insurance & Financial Services* | (1) N/A | 2002 | |

■ Bank Acquisitions ■ Non-Bank Acquisitions

* On 12/19/01 Greater Bay announced it will acquire ABD Insurance & Financial Services. The acquisition is expected to be completed on 3/1/02.

(1) Gross premium of $1 billion.

# Corporate Strategy

## The Next Stage

- Implement Strategic Initiatives to Drive Financial Performance
  - Increase income from fee-based services
  - Identify, execute and integrate selective acquisitions
  - Organically expand core deposit base
- Continue Core Operating Strategies
  - Increase top line revenue growth
  - Emphasize expense control
  - Maintain strong asset quality/strong reserve levels
  - Enhance solid capitalization

# Experienced Team

# Management

**Years of Banking Experience in the S.F. Bay Area**

| | |
|---|---|
| Chief Executive Officer | 30+ |
| Chief Operating Officer | 25+ |
| Chief Financial Officer | 17+ |
| Regional President | 30+ |
| Regional President | 17 |
| Community Bank Presidents | 20+ Avg. |
| GBB Board of Directors – 18 diversified and seasoned directors | 25+ Avg. |
| Community Bank Boards of Directors - 90 diversified and seasoned directors | 25+ Avg. |

# Acquisition of ABD Insurance and Financial Services

# ABD – The Company

- Premier independent insurance agency broker
  - 16th largest insurance broker in U.S.(1)
  - Largest independently-owned agency in the Western United States(1)
- Based in Redwood City with offices primarily in Northern California
- Comprehensive financial, insurance and risk management services provider
- No underwriting risk to the company
- Over 550 employees
- Highly profitable with last five year compounded revenue growth of 27%
- Latest Twelve Months (LTM) premiums earned in excess of $1 billion and LTM revenues in excess of $100 million

(1) Source: Year 2000 Business Insurance Survey

# ABD – Business Model

- Clients
  - Over 10,000 clients
  - No single client represents more than 1% of revenues
  - No industry concentrations

- Revenue Generators
  - Seasoned team of professionals
  - Over 150 people involved in revenue generation
  - No single person generates more than 3% of revenues

# ABD – Executive and Senior Management

- 7 person seasoned executive team
- Diversified insurance industry experience
- Average 20 years industry experience
- Successful history of outstanding financial performance and franchise growth
  - 14 successful acquisitions during the past 11 years

# ABD Acquisition

## Strategic Rationale for Greater Bay

- Consistent with Greater Bay's Regional Community Banking philosophy
- A partnership between a high performing Regional Commercial Bank and a high performing Regional Commercial Insurance Brokerage Agency
  - ABD – Premiums serviced in excess of $1 billion and revenues > $100 million
  - Greater Bay – total assets of $7.9 billion
- A high quality management team we have known for many years
- Consistent with Greater Bay's disciplined acquisition strategy
  - Significantly accretive to cash EPS – 5.0% in '02 and 6.0% in '03
  - Accretive to GAAP EPS – 1.0% in '02 and 2.0% in '03
  - Excludes all revenue enhancement opportunities
- Accelerates high margin, client driven fee income growth as % of total revenue – from approximately 12% to over 30% on a pro forma basis
- Relationship management business philosophy is similar for ABD and GBBK
- Convergence of financial services for small, mid-sized and large businesses

# The ABD Acquisition Will Augment Non-Interest Income



Non-Interest Income as a % of Revenue
40.00%
30.00%
20.00%
10.00%
0.00%
12.93%
12.70%
13.64%
11.39%
12.12%
31.65%
1997
1998
1999
2000
2001
2002
ProForma
Including ABD

Note: Excludes nonrecurring income

# ABD Acquisition
## Strategic Rationale for ABD

- Partner with a regional community banking company vs. sell to a large bank or large insurance agency
- Ability to retain operating autonomy
- Enhances capital access for continued quality growth
- Greater Bay's financial services offerings will strengthen ABD's existing relationships with small, mid-sized and large business clients
- Substantial opportunity to expand client base

# Current Economic Outlook

## After the Bubble

# Bay Area Regional Economic Environment

- Most productive metropolitan region in the U.S. with economic output per capita 84% higher than the U.S. average
- Second only to New York in the number of Fortune 500 companies and claims 36% of all the venture capital invested in the U.S.
- A majority of the productivity advantage is due to fundamental and sustainable factors such as:
    - A high concentration of productive business activities
    - A culture of innovation, concentration of leading universities and research institutions, and an impressive array of industry-leading companies
    - A highly educated, technically trained workforce is one of the region's greatest assets, and a primary reason why companies locate and remain in the region
- Majority of total productivity growth came from high technology sectors (40%), followed by bioscience, multimedia, wholesale and retail trade, telecommunications, environmental technology, and financial services
- The region's economic prospects remain strong and should return to a growth rate of 4% - 5% annually over the following 3 to 5 years

Source: Bay Area Council/McKinsey & Company

# Credit Quality

# Credit Quality - Profitability

## NPAs/Assets



0.53%
0.31%
0.18%
0.19%
0.22%
0.39%
0.85%
1996
1997
1998
1999
2000
2001
Peer*

## Reserves/NPAs



160.76%
369.71%
616.63%
596.81%
523.01%
402.79%
131.68%
1996
1997
1998
1999
2000
2001
Peer*

## Reserves/Loans



1.69%
1.87%
1.82%
1.89%
2.24%
2.77%
1.77%
1996
1997
1998
1999
2000
2001
Peer*

## NCOs/Avg Loans



0.12%
0.18%
0.11%
0.07%
0.33%
0.59%
0.88%
1996
1997
1998
1999
2000
2001
Peer*

Data as of December 31, 2001

* Industry Average as of 9/30/01

# Credit Quality Analysis

- 2001 Charge-Offs
  - .59% of loans
  - $25.2 million
  - 52% SNC related, 33% VBG related, 15% core bank related
- NPAs
  - 39 b.p. of assets
  - $31.0 million
  - 48% SNC related, 17% VBG related, 35% core bank related
- Loan Loss Analysis
  - 2.58 b.p. provision YTD
  - 2.77% of total loans

# Credit Quality Reserve Methodology

Greater Bay employs a systematic methodology for determining its allowance for loan losses, which includes a monthly review process and monthly adjustment of the allowance. The Company's process includes a periodic loan-by-loan review for loans that are individually evaluated for impairment as well as detailed reviews of other loans. This includes an assessment of known problem loans, potential problem loans, and other loans that exhibit indicators of deterioration.

## Quantitative Factors

- Historical loss experience
- Delinquency and charge-off trends
- Collateral values
- Changes in non-performing loans
- Borrowers' sensitivity to interest rate movements
- Borrowers' sensitivity to quantifiable external factors (including commodity and finished goods prices as well as acts of nature)

## Qualitative Factors

- General economic environment
- State of the technology industries and other key industries in Northern California
- Size and complexity of individual credits in relation to lending officers' background and experience levels
- Loan structure
- Extent and nature of waivers of existing loan policies
- Pace of portfolio growth

# Real Estate Portfolio Stress Test

- Total portfolio - $2.1 billion
- Relationship lending focus – know your borrower and ensure adequate liquidity
- Average LTV at origination* – 62.4%
- Average commercial DSCR* – 1.43

* Based on a sample of term real estate loans

# Real Estate Portfolio Stress Test

- Re-evaluated DSCR and LTVs utilizing current (11/30) lease rates

# Real Estate Portfolio Stress Test

- For loans originated before 2000, all LTVs and DSCRs remain in line with current underwriting guidelines
- Loans originated in 2001 also remain in line with current underwriting guidelines
- For the approximately $150 million of year 2000 originations, LTVs have moved higher but are still, on average, less than 100%, with DSCRs declining to approximately a 1 to 1 ratio
- When these loans are adjusted for lower interest rates, which will occur in 2002, DSCR climbs to approximately 1.37
- Based on our stress testing, we continue to be confident of the credit quality in our real estate portfolio

# Financial Highlights

# 2001 Financial Highlights

- Total assets reached $7.9 billion at 12/31/01, an increase of 35% from 12/31/00
- Loan growth - 11% from 12/31/00
- Deposit growth - 5% from 12/31/00
- 2001 core diluted EPS was $1.91, a 19% increase from 2000
- ROE – 23.29%
- ROA – 1.44%
- Efficiency ratio – 44.31%

# Financial Highlights – Profitability Metrics

Net Income ($ in millions)


$120
$100
$80
$60
$40
$20
$0
$23.0
$31.9
$42.6
$53.6
$81.4
$97.1
$23.9
$25.1
1996
1997
1998
1999
2000
2001
Q4'00
Q4'01

Core Earnings Per Share (diluted)


$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
27.62% Compounded Annual Growth
$0.72
$0.91
$1.14
$1.61
$1.91
$0.47
$0.49
1997
1998
1999
2000
2001
Q4'00
Q4'01

Return on Average Shareholders Equity


30%
25%
20%
15%
10%
5%
0%
14.01%
16.06%
18.20%
19.78%
23.29%
21.61%
14.21%
1996
1997
1998
1999
2000
2001
Peer*

Return on Average Assets


2.0%
1.8%
1.6%
1.4%
1.2%
1.0%
0.8%
1.36%
1.40%
1.39%
1.63%
1.44%
1.22%
1997
1998
1999
2000
2001
Peer*

* Source: Bank holding company performance report, Federal Reserve, 9/30/01

Before merger, non-recurring and extraordinary items

# Financial Highlights – Profitability Metrics



Efficiency Ratio*
56.02%
52.65%
58.49%
2000
2001
Peer**



Net Interest Margin
7.00%
5.00%
4.00%
1.00%
5.41%
5.07%
4.15%
1999
2001
Peer**

** Source: Bank Holding Company Performance Report, Federal Reserve, 9/30/01



Revenue & Expense Growth*
($ in millions)
$400
$350
$300
$250
$200
$150
$100
$50
$0
24.47% Average Annual Revenue Growth
16.06% Average Annual Expense Growth
1997
1998
1999
2000
2001
Revenue
Expense

*Before merger, non-recurring and extraordinary items and TPS expense

# Capital Strength

| | 12/31/01 |
|---|---|
| Leverage Ratio | 8.01% |
| Tier I Risk Based Capital | 10.49% |
| Total Risk Based Capital | 12.79% |

# High-Performing Bank Comparisons and Performance Goals

# Best of Breed Analysis

| | Performance Metrics | | | | | Valuation Metrics | |
|---|---|---|---|---|---|---|---|
| | Q4'01 ROE. (2) | LTM Revenue Growth (2) | Q4'01 Efficiency Ratio (2) | Q4'01 NPAs/ Assets (2) | Q4'01 LLR/Loans (2) | Stock Price to 2001 EPS (1) | Stock Price to 2002 EPS (1) |
| J.P. Morgan Chase | 2% | (10%) | 68% | 0.57% | 2.08% | 22x | 12x |
| Wells Fargo | 17% | 9% | 59% | 0.59% | 2.18% | 22x | 14x |
| U.S. Bancorp | 19% | 6% | 50% | 0.65% | 2.15% | 15x | 11x |
| BB&T | 19% | 16% | 50% | 0.53% | 1.35% | 14x | 13x |
| Fifth Third Bancorp | 19% | 17% | 45% | 0.33% | 1.50% | 26x | 23x |
| Zions Bancorp | 13% | 22% | 62% | 0.50% | 1.51% | 16x | 13x |
| City National Corp. | 17% | 10% | 53% | 0.38% | 2.00% | 17x | 14x |
| Southwest Bancorp of Texas | 15% | 11% | 61% | 0.32% | 1.17% | 20x | 18x |
| **Average** | **15%** | **10%** | **56%** | **0.48%** | **1.74%** | **19x** | **15x** |
| **Median** | **17%** | **10%** | **56%** | **0.52%** | **1.76%** | **17x** | **14x** |
| **Greater Bay Bancorp** | **21%** | **18%** | **45%** | **0.39%** | **2.77%** | **15x** | **13x** |
| **Greater Bay Bancorp Rank** | **1st** | **2nd** | **1st** | **4th** | **1st** | **7th** | **5th** |

(1) Source: First Call as of 1/18/02
(2) Source: Press Releases

# Performance Goals

- Continue to perform among top quartile of mid-cap banks in the U.S.
  - Asset quality
  - Earnings
  - Revenue Growth
  - Efficiency

- Building superior shareholder value over the long-term

# 2002 Performance Goals

| | |
|---|---|
| Loan Growth | 10% |
| Deposit Growth | 5% - 10% |
| ROE | > 20% |
| ROA | 1.3% - 1.4% |
| EPS Growth | 11% - 17% |
| NPAs | < .50% |
| Revenue Growth | 9% - 15% |
| Net Interest Margin | 4.55% - 4.60% |
| Net Charge-Offs | 0.45% - 0.55% |